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                                                                   EXHIBIT 10.42




REINSURED:                    SCPIE HOLDINGS, INC.,
                              AND/OR S.C.P.I.E. INDEMNITY COMPANY,
                              AND/OR AMERICAN HEALTHCARE INDEMNITY COMPANY,
                              AND/OR AMERICAN HEALTHCARE SPECIALTY COMPANY,
                              AND/OR S.C.P.I.E. INSURANCE SERVICES, INC.
                              AND/OR S.C.P.I.E. MANAGEMENT SERVICES, INC.
                              BEVERLY HILLS, CALIFORNIA

TYPE:                         FOURTH EXCESS OF LOSS REINSURANCE

BUSINESS
COVERED: Physicians and Surgeons Comprehensive Professional and Business Liability Policies, including Clinics and Clinical Laboratories, Professional and Business Liability Policies for Hospitals and Errors and Omissions Liability Policies for Managed Care Organizations.

TERM: January 1, 1998 to December 31, 1998 as respects claims made during the calendar year 1998.

                              Retroactive date January 1, 1976, except for Extra Contractual Obligations which is January 1, 1979.

                              In respect of recoveries made under A.1:

                              The term "claims made" as used herein shall mean
                              (A) In respect of Claims Made Policies, claims first notified to the Company during the term of this Agreement on any inforce policy or reporting endorsement arising out of incidents subsequent to the retroactive date of said policy as the result of the rendering of or failure to render a professional service or the reporting of losses which arise from the insured premises and operations incidental to the practice of a physician, hospital or managed care organization and/or (B) In respect of Occurrence Policies, claims or losses first notified to the Company during the term of this Agreement.

                              In the event of cancellation, and at the option of the Reinsured, Reinsurers agree to run-off policies in force until natural expiration not to exceed 12 months from the expiration date hereon, subject to a Premium equal to 50% of the Actual Earned Reinsurance Premium.




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TERM:                    In respect of recoveries made under Section A.2:

                         The term "claims made" shall mean claims first reported to the Reinsured during the period January 1, 1992 to December 31, 1992 and first reported to Reinsurers during the term of this Agreement.

TERRITORY:               As per the Company's original policies, contracts,
                         or binders.

EXCLUSIONS:              1.     Insolvency Funds.
                         2.     Nuclear Incident - Liability - Reinsurance.

LIMIT AND
RETENTION:               A.1.   To pay $10,000,000 each and every loss in
                                excess of $10,000,000 each and every loss.

                         A.2. $10,000,000 each and every loss in excess of
                              $10,000,000 each and every loss covering losses which were first reported to the Company during the period January 1, 1992 to December 31, 1992 and are first reported to the Reinsurers during the term of this Agreement. The coverage provided hereunder shall be no narrower nor broader in scope than that which was provided to the Company under their Fourth Excess of Loss Reinsurance Agreement in force for the same period (see attached Cover Note No. 01-92-0599.)

WARRANTY:                1.   In respect of Physicians and Surgeons
                              Comprehensive Professional and Business Liability
                              Policies, including Clinics and Clinical
                              Laboratories, the Maximum Original Policy Limit is
                              $10,000,000, subject to inuring protection of $8,000,000 in excess of $2,000,000 or so deemed.

                         2.   As respects Professional and Business
                              Liability Policies for Hospitals written on or after January 1, 1996 and prior to October 1, 1997, Policy Limits greater than $500,000 reinsured elsewhere on an Excess of Loss basis or so deemed.

                         3.   As respects Professional and Business
                              Liability Policies for Hospitals written prior to January 1, 1996, Policy Limits greater than $5,000,000 reinsured elsewhere on an Excess of Loss basis or so deemed.

                         4.   As respects Professional and Business
                              Liability Policies for Hospitals written on or after October 1, 1997, Policy Limits greater than $1,000,000 reinsured elsewhere on an Excess of Loss basis or so deemed.

                         5. In respect of Errors and Omissions Liability Policies for Managed Care Organizations, Maximum Original Policy Limit $5,000,000.

PREMIUM:                 .445% of G.N.E.P.I.

                         Deposit Premium: $475,000, payable $118,750 quarterly.

                         Minimum - $475,000.


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REINSTATEMENT(S):     A.1.   One in all at the option of the Company
                             computed Pro Rata as to amount 100% as to premium.

                             All calculations of reinstatement premiums shall be based on paid losses only. The decision of the Company to exercise its reinstatement option must be relayed to Reinsurers within three (3) months from the time any reserve invades this Contract.

                                                PLUS

                      A.2. In the event of a paid loss arising under this Section, additional to the reinstatement premium payable above, a further reinstatement premium shall be payable, to be calculated at pro rata as respects amount and 100% as respects premium based on annual premium of $120,000.

                             It is understood and agreed that the
                             payment of reinstatement premiums arising from losses recoverable under Section A.2. above shall be mandatory and not at the option of the Company.

                      Maximum Annual Aggregate Amount Recoverable under
                      A.1. and A.2. combined is $20,000,000 in all.

ATTACHMENT OF
LIABILITY:            (A) For purposes of determining the attachment of
                          the Reinsurer's liability hereunder as respects any one loss, all losses (including Discovery Period Losses) involving one or more Original Insureds, arising from the same medical incident, and in which First Notice of Claim or Circumstance is notified to the Company during the term of this Agreement shall be covered hereunder. Where first notice falls in Agreement Years incepting prior to January 1, 1992 the "Interlocking Clause" to apply hereon for Physicians and Surgeons Comprehensive Professional Liability Policies only.

                      (B) The date of a loss hereunder shall be the
                          earliest date, within the term of this
                          Contract, that the company has received
                          First Notice of Claim or Circumstance.

GENERAL
CONDITIONS:           Loss Adjustment Expenses to be Pro-Rated.
                      Excess of Original Policy Limits Clause.
                      80% Extra Contractual Obligations Clause.
                      Ultimate Net Loss Clause including Declatory
                      Judgement Expenses incurred in connection with coverage questions and legal actions related to a specific claim. Net Retained Lines Clause.



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


GENERAL
CONDITIONS:               Notice of Loss Clause.
(Cont'd)                  Loss Funding Clause - Including IBNR (See Attached).
                          Special Funding Clause.
                          Confidentiality Clause.
                          Commutation Clause
                          Federal Excise Tax Clause.
                          Errors and Omissions Clause.
                          Insolvency Clause.
                          Service of Suit Clause.
                          Arbitration Clause.
                          Access to Records Clause.
                          Guy Carpenter & Company, Inc. Intermediary Clause.

REINSURERS
HEREON:                   Domestic:
                          Gulf Insurance Company                                    5.00%
                                                                                   -----
                                                      Domestic Total                5.00%

                          Australia:
                          Through Guy Carpenter & Company, Pty. Ltd.
                          GIO Insurance Ltd. trading as:
                                 GIO Reinsurance                                   10.00%
                                                                                   -----
                                                      Australia Total              10.00%

                          France:
                          Axa Reinsurance Company                                   5.00%
                                                                                    -----
                                                             France Total           5.00%

                          Germany:
                          Hannover Ruckversicherungs AG                             5.00%
                                                                                   -----
                                                          Germany Total             5.00%




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

REINSURER
HEREON:                       United Kingdom:
(Cont'd)                      Through Guy Carpenter & Company, Ltd., (UK)
                                            London, England

                              Underwriters at Lloyd's
                               SVH   1007                                             6.568%
                               DFM   435                                             10.946%
                               SJC   1003     28.00%
                                     2003     72.00%                                  5.000%
                               JHV   376      45.80%
                                     2376     54.20%                                  1.982%
                               FRW   190                                              3.303%
                               ROS   227      73.00%
                                     2227     27.00%                                  0.991%
                               RJH   122                                              0.991%
                               BFC   780                                              1.651%
                               SJB   1212                                             1.982%
                               GNR   570                                              1.982%
                               MEL   1223                                             6.606%
                               RAS   1096                                             1.321%
                               HGJ   205                                              3.633%
                               WEH   362                                              5.000%
                               RAE   219                                              3.964%
                               MFN   1027     30.97%
                                     2027     69.03%                                  1.321%
                               GSC   958                                              0.661%
                               ANT   51                                               0.991%
                               CFP   314                                              0.826%
                               SAM   727                                              1.651%
                               MHE   529                                              1.321%
                               AFB   623                                              3.303%
                               BAR   990                                              0.495%
                             CNA International Reinsurance Co., Ltd.                  4.379%
                             Sphere Drake Insurance PLC                               1.982%
                             Unionamerica Insurance Company, Ltd.                     2.150%
                                                                                     ------
                                                              United Kingdom Total   75.000%

                                                              Domestic Total          5.000%
                                                              Foreign Total          95.000%
                                                                                     ------
                                                              Grand Total           100.000%
                                                                                    =======



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This Cover Note is to confirm the terms and conditions which have been negotiated between Guy Carpenter & Company, Inc. and the participating Reinsurers on your behalf. We request that you review this Cover Note with regard to the specific placement details and subscribing Reinsurers listed herein. In the event that any of these details do not meet with your approval or security of the subscribing Reinsurers does not meet with your requirements, please notify this office immediately. If all is found to be in order please sign and return the enclosed duplicate copy of this Cover Note for completion of our files.


----------------------------------
Signature


----------------------------------
Date







                                        Guy Carpenter & Company, Inc.


                                        By
                                           ----------------------------------
                                           Managing Director



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